1933 Act File No. 33-11905
1940 Act File No. 811-5010

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. .	_____

Post-Effective Amendment No. 54 .	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 55	X

THE HUNTINGTON FUNDS
(Exact name of Registrant as Specified in Charter)

5800 Corporate Drive
Pittsburgh, PA 15237-7010
 (Address of Principal Executive Offices)

1-800-544-8347
(Registrant's Telephone Number)

Ronald J. Corn, Esq.
The Huntington National Bank
41 South High Street
Columbus, OH 43287
(Name and address of agent for service)
(Notices should be sent to the Agent for Service)

Copies to:
David C. Mahaffey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

It is proposed that this filing will become effective:

_	immediately upon filing pursuant to paragraph (b)
_	on ____________ pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(i)
on _________________ pursuant to paragraph (a)(i)
on 75 days after filing pursuant to paragraph (a)(ii)
_x_	_on August 31, 2007 pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Logo of Huntington Funds]

Investor Guide

August 31, 2007

HUNTINGTON VA FUNDS

THE HUNTINGTON FUNDS PROSPECTUS

Huntington VA Real Strategies Fund

August 31, 2007

[Logo of Huntington Funds]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is unlawful.

The Huntington Funds

Table of Contents

How to Read This Prospectus

The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust operates 31 separate series, or mutual funds: 20 retail portfolios and 11 variable annuity portfolios (the “VA Portfolios”). This prospectus relates only to the Huntington VA Real Strategies Fund (the “Fund”). Separate prospectuses and statements of additional information offer shares in the remaining 10 VA portfolios, as well as Investment A Shares, Investment B Shares, Trust Shares and Interfund Shares of retail portfolios.

The Fund was established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Fund is advised by professional portfolio managers at Huntington Asset Advisors, Inc. (“Advisor”), a subsidiary of The Huntington National Bank.

The Fund diversifies its investments so it would qualify as a permissible investment for variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be accompanied by the prospectuses for such variable contracts, which contain information about restrictions or other limitations imposed on their investments in the Fund.

The Fees and Expenses table and the Example that follows it relates exclusively to the Fund’s Shares. It does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This prospectus gives you important information about the Fund that you should know before investing.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information you should know about investing in the Fund.

Introduction
2
Fund Summary, Investment Strategy and Risks
3
Shareowner Guide--How to Invest in the Fund
11	Pricing Shares
13	Purchasing Shares
14	Redeeming Shares
15	Frequent Trading Policies
16	Portfolio Holdings Information
More About The Huntington Funds and the Fund
16	Management of the Trust
16	Investment Advisor
17	Fees Paid To Advisor and Affiliates
19	Distribution of the Funds
20	Mixed Funding and Shared Funding
20	Dividends and Distributions
20	Tax Consequences
21	Financial Information
21	Financial Highlights
21	Additional Investment Strategies
22	Investment Practices
30	Glossary of Investment Risks

Introduction

The Fund is a mutual fund that issues Shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Fund has an investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. The Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. The Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests the Fund’s assets in a way that he believes will help the Fund achieve its goal. The manager’s judgments about the securities markets, economy and companies, and his investment selection, may cause the Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

Fund Summary

Investment Goal

To seek total return consisting of capital appreciation and income

Investment Focus

Real estate investment trusts (“REITs”); publicly traded real estate or commodities partnerships; equity securities of real estate-related or commodities-related companies; and inflation-protected fixed income securities (“IPS”)

Principal Investment Strategy

Seeks to invest in real estate-related, commodities-related and inflation-protected investments based on global market and economic conditions

Share Price Volatility

High

Investment Strategy

The Fund’s objective is to seek total return consisting of capital appreciation and income. The Fund pursues this objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following securities and related derivative contracts:

•	REITs that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

•
Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses;

•
Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities; and

•
IPS issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form. For example, the Fund will treat iron ore deposits, extracted iron ore, iron, and steel manufactured from iron as commodities, but will not treat cars, airplanes, buildings or other finished goods constructed with steel as commodities.

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. For example, a company that builds and manages commercial properties would be engaged in a real estate-related business, as would a company that manufactures equipment used primarily in building construction. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses. For example, a company that mines and processes ore would be engaged in a commodities-related business, as would a company that manufactures mining equipment. Companies that engage primarily in a combination of the foregoing businesses will also be treated as real estate-related or commodities-related.

The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States. For example, when the Advisor believes there may be a favorable increase in demand for real estate in a particular market, the Fund may seek to invest in REITs and MLPs that hold real estate related investments in that market, and in other companies engaged in real estate-related businesses in that market. The Fund will generally sell such investments when the Advisor concludes that demand for real estate in the related market will probably decline. However, there is no assurance that a particular market will perform as expected or that the Advisor’s analysis will incorporate all relevant information.

The Advisor also will analyze the current and expected global supply and demand for commodities. When the Advisor believes that global market conditions favor higher prices for a commodity, the Fund may seek to hold equity securities issued by ETCFs and MLPs that invest in the commodity, either directly or through derivative contracts for the commodity or an index that includes the commodity. The Fund also may seek to invest in equity securities issued by other companies engaged in businesses related to the commodity. The Fund will generally sell such investments when the Advisor concludes that market conditions no longer favor higher prices for the commodity.

Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

The fixed income securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

The Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time-to-time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices” herein.

Investor Profile

Long-term investors seeking to reduce the effects of inflation on their investments or increase diversification with investments that historically are less correlated with U.S. stocks and bonds

What are the main risks of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- real estate-related, commodities-related and inflation-protected securities -- may underperform other kinds of investments or market averages.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk: Prices of fixed income securities and mortgage REITs rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Real Estate/REIT Risk: The Fund’s investments in REITs, MLPs and other companies that invest in or manage real estate are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs and MLPs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A performance bar chart and table for the Fund will be provided after the Fund has been in operation for a full calendar year.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.77%

Total Direct Annual Fund Operating Expenses	1.37%
Acquired Fund Fees and Expenses(2)	0.09%

Total Direct and Acquired Fund Annual Operating Expenses(1)	1.46%

 (1) The Advisor has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Fund in order to limit the Fund's total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund's average daily net assets, for the period starting September 1, 2007 through April 30, 2008.

 (2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Underlying Funds.  These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above.  All of the above expenses of the Fund and the Acquired (Underlying) Funds are estimates based on anticipated asset levels of the Fund and its intended allocation of assets in Acquired (Underlying) Funds using their expense ratios for their most recent fiscal year.  These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Fund Shares:	$149	$462

Shareowner Guide -- How to Invest in The Fund

Pricing Shares

The price at which the Fund will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received. In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee - approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determine in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Fund may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2)  trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Fund’s Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the VA Real Strategies Fund may invest some of its assets in foreign securities, it may be affected, by this fair valuation methodology.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

The Fund is open for business on any day the NYSE is open. The Fund is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Shares of the Fund only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. These Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

Notes About Purchases

Participating insurance companies, through their separate accounts, are responsible for placing orders to purchase Shares of the Fund. In order to purchase Shares of the Fund on a particular day, the participating insurance company must receive your instructions by the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) that day and then transmit such order to the Fund or its designated agent in accordance with the Fund’s agreement with the participating insurance company.

The Trust reserves the right to suspend the sale of Shares of the Fund temporarily and the right to refuse any order to purchase Shares of the Fund.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within one (1) business day, it may cancel the purchase and the separate account may be liable for any losses to the Fund. In addition, the separate account will be liable for any losses or fees incurred by the Trust or its transfer agent in connection with the transaction.

What Shares Cost

The offering price of a Share is its NAV next determined after the order is considered received by the Trust. The Trust has authorized participating insurance companies to accept purchase orders on its behalf.

The Fund does not impose any sales charges on the purchase of Shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees are described in the prospectuses for participating insurance companies, variable annuity contracts and variable life insurance policies.

Redeeming Shares

You may redeem Shares of the Fund only through participating insurance companies.

We redeem Shares of the Fund on any business day when the NYSE is open. The price at which the Trust will redeem a Share will be its NAV next determined after the order is considered received. The Trust has authorized the participating insurance companies to accept redemption requests on its behalf.

Notes About Redemptions

In order to redeem Shares of the Fund on a particular day, the Trust or its designated agent must receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of the Fund temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect timing and amount of taxable gains realized by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. Funds that invest in overseas markets have the risk of time zone arbitrage, and therefore, an increased risk of market timing. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.”

The Fund’s Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Fund’s Shares. The Fund does not knowingly accommodate or permit frequent trading. Shares of the Fund are purchased by separate accounts of multiple insurance companies, which include multiple investors. The Fund monitors trading in Shares in an effort to identify disruptive trading activity, although there can be no guarantee that the Fund will be successful in identifying this activity. In situations in which the Fund becomes aware of possible market timing activity, it will notify the insurance company separate accounts in order to help facilitate the enforcement of the Fund’s market timing policies and procedures. This policy will be applied uniformly. If the Fund cannot detect market timing activity, then the Fund may be subject to the disruptions and increased costs discussed above. The Fund’s Trustees receive at least quarterly a report of any occurrences of excessive trading and possible market timing.

Additionally, each insurance company selling the Fund has adopted policies and procedures that are reasonably calculated to detect and prevent excessive trading and possible market timing. It is possible that these policies may be, in some instances, more restrictive than the Fund’s policies and procedures. You should review your insurance contract prospectus or your plan document for more information regarding market timing, including any restrictions or limitations on trades made through a contract or plan.

Portfolio Holdings Information

Each quarter, the Fund provides a complete listing of portfolio holdings to Hartford and the top ten holdings to Transamerica, two of the insurance companies that offer the VA Portfolios in their insurance contracts. This information is provided to these entities under an agreement of confidentiality, before such portfolio holdings information is made publicly available, so that these entities may produce fact sheets about the Fund as of the end of such quarter. These fact sheets may include an analysis of the Fund’s holdings by sector, credit quality and/or country, as applicable, along with portfolio holdings information. These fact sheets are not disseminated by the insurance companies until after this portfolio holdings information is posted on the Fund’s website. This portfolio holdings information is posted on the Fund’s website at www.huntingtonvafunds.com approximately 30 days after the quarter-end.

In addition, the Fund’s Annual and Semi Annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the second and fourth fiscal quarters. These reports are posted on the Fund’s website at www.huntingtonvafunds.com approximately 60 days after the second and fourth quarter-end, or you may request copies of these reports from the insurance companies through whom the Fund is offered, or by calling The Huntington Funds at its toll-free number of 1-800-253-0412. The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling The Huntington Funds at its toll-free number of 1-800-253-0412. These reports on Form N-Q are also posted on the Fund’s website at www.huntingtonvafunds.com.

More About The Huntington Funds and the Fund

Management of the Trust

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Fund pursuant to investment advisory agreements with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the VA Portfolios.

The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to The Huntington Funds. As of December 31, 2006, the Advisor had assets under management of $4.12 billion. The Advisor (and its predecessor) has served as an investment advisor to mutual funds since 1987.

The Huntington National Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. As of December 31, 2006, The Huntington National Bank had assets of $36 billion.

The Advisor has designated the following Portfolio Manager for the Fund. Included is his business experience for the last five years.

Peter Sorrentino has served as the Portfolio Manager of the VAReal Strategies Fund since the Fund’s inception. Mr. Sorrentino joined The Huntington National Bank in October of 2006 as a Senior Portfolio Manager and is Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino is a Chartered Financial Analyst. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting and custodian services.

Advisory Services

The Advisor is entitled to receive the following fees for its services as investment advisor: 0.60% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive a portion of its fee and/or reimburse the Fund for certain operating expenses in order to limit the total operating expenses of the Fund to not more than 1.00% of its average daily net assets from inception through April 30, 2008.

Administration Services

The Huntington National Bank provides administration services at the following annual rate:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds

.135%	on the first $4 billion
.125%	on the next $3 billion
.115%	on assets in excess of $7 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as sub-administrator to the Fund, assisting with the provision of administrative services necessary to operate the Fund. Out of the fees paid by the Fund, The Huntington National Bank pays Federated Services Company fees for its sub-administrative services at the following annual rate of the average daily net assets of the Fund:

Maximum Sub-Administrative Fee	Average Aggregate Daily Net Assets of the Funds

.05%	on the first $3 billion
.04%	on the next $2 billion
.03%	on assets in excess of $5 billion

There is a minimum annual fee per Fund of $50,000.

Financial Administration and Portfolio Accounting Services

The Huntington National Bank is entitled to receive a maximum fee of .0425% of the Fund’s average daily net assets for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).

Sub Financial Administrator

The Huntington National Bank has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. (“BISYS”). Out of the fees paid by the Fund, The Huntington National Bank pays BISYS for these services based on the level of average net assets of the Fund for the period, subject to minimum fees in certain circumstances.

BISYS charges the Fund directly or indirectly for certain operational and expenses tax services.

Custody Services

The Huntington National Bank serves as the Fund’s custodian. The Bank of New York serves as sub-custodian of the Fund.

PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services

Unified Fund Services, Inc. (“Unified”), Indianapolis, IN, serves as the transfer agent and dividend disbursing agent for the Trust.

Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 per portfolio and/or share class ($6,000 per variable annuity portfolio). Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Distribution of the Funds

Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor or its affiliates (including Federated Services Company) out of its reasonable resources and profits or from any source available to it, including amounts made available by the Advisor and its affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

The Fund is authorized to pay financial institutions (primarily life insurance companies), a fee at the maximum annual rate of 0.25% of the average daily net assets of Shares for which a financial institution provides shareholder and/or recordkeeping services. In addition, the Distributor, Advisor and their affiliates may pay out of their own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. You can ask your financial intermediary for information about any payments it receives from the Distributor, Advisor and their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

Mixed Funding and Shared Funding

As noted previously, the Fund was established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Trust is permitted to engage in “mixed funding” (using shares as investments for both variable annuity contracts and variable life insurance policies) and “shared funding” (using shares as investments for separate accounts of unaffiliated life insurance companies) pursuant to an exemption from the SEC, and currently is engaged in shared funding arrangements and must comply with conditions of the SEC exemption that are designed to protect investors in the Fund. Although the Fund does not currently see any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the SEC only requires the Trustees to monitor the operation of mixed funding and shared funding arrangements, and to consider appropriate action to avoid material conflicts, and to take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in a Fund.

Dividends and Distributions

The Fund offered by this Prospectus declares and pays dividends on investment income annually. The Fund also makes distributions of net capital gains, if any, at least annually.

All dividends and distributions payable to a shareholder will be automatically reinvested in additional Shares of the Fund unless an election is made on behalf of a participating insurance company to receive some or all of a dividend or distribution in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund. Please read the insurance contract prospectus provided by the participating insurance company and consult your tax advisor regarding the specific federal, state and local tax consequences applicable to your investment.

The Fund intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. The Fund will distribute any net investment income and net realized capital gains at least annually.

Generally, owners of variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity contracts, the separate accounts underlying such contracts, as well as the Funds in which such accounts invest, must meet certain diversification requirements.

The Fund intends to comply with the variable contract asset diversification regulations of the Internal Revenue Service. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as an annuity, endowment or life insurance contract under the Code, and income allocable to the contracts would be taxable currently to the holders of such contracts.

Under recently enacted Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Fund shares.

Financial Information

Financial Highlights

The Fund’s fiscal year end is December 31. As the Fund’s first fiscal year will end on December 31, 2007, the Fund’s audited financial information is not available as of the date of this prospectus.

Additional Investment Information

The Fund may invest in an affiliated money market fund or short-term investments in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations.

Currently, U.S. tax laws prevent the Fund from investing more than 25% of its assets in companies treated as qualified publicly traded partnerships (such as MLPs and certain ETCFs). Such laws also limit the Fund’s ability to invest directly in real estate and commodities, in derivative contracts for real estate or commodities, and in other types of partnerships or trusts (other than REITs) that make such direct or derivative investments. Consequently, the Fund will need to invest in securities issued by real estate-related and commodity-related businesses and IPS that are affected only indirectly by changing prices for real estate and commodities. IPS may include non-U.S. dollar denominated fixed income securities issued by foreign governments, their agencies and instrumentalities or corporations, and related derivative contracts. The Fund also may invest in fixed income securities denominated in another currency if the Advisor expects favorable global market conditions to increase the exchange rate of such currency against the U.S. dollar. IPS also may include certain CMOs that historically have outperformed other types of fixed income securities during periods of increased inflation or rising interest rates.

The Fund may sell options on securities or financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risks. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

Instrument	Risk Type
American Depository Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars. Generally, ADRs are designed for trading in the U.S. securities market.
Market Political Foreign Investment Currency Risk Foreign Custodial Services and Related Investment Costs

Bonds: Bonds or fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a bond or a fixed income security must repay the principal amount of the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.
Market Credit Liquidity Prepayment Extension

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options. Those Funds that are authorized to write or purchase put and call options must cover such options and may buy bonds’ existing option contraction known as “closing transactions”.
Management Liquidity Credit Market Leverage

Common Stock: Shares of ownership of a company.	Market

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.
Management Market Credit Liquidity Leverage

European Depositary Receipts (“EDRs”): EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.
Market Political Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Exchange-Traded Commodity Funds (ETCFs): ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).
Market Agriculture Energy Diversification Mineral and Mining Real Estate/REIT Tax Liquidity Fee Layering

Foreign Securities: Stocks issued by foreign companies including ADRs, European Depositary Receipts and Global Depository Receipts, as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.
Market Political Foreign Investment Liquidity

Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.
Management Liquidity Credit Market Political Leverage Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Fund’s net assets at the time it purchases the options. The Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund’s assets. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.
Management Market Credit Liquidity Leverage

Global Depositary Receipts (“GDRs”): GDRs are securities, typically issued globally by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, GDRs are designed for trading in non-U.S. securities markets.
Market Political Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. The Fund may invest up to 15% of its assets in illiquid securities.
Liquidity Market

Index-Based Securities: Index-based securities such as: iShares Russell 2000 Index Fund, Standard & Poor’s Depository Receipts and NASDAQ-100 Index Tracking Stock “NASDAQ 100”), include exchange traded funds and represent ownership in an investment portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index or the NASDAQ-100. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less expenses.
Market

Inflation-Protected Securities: Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.
Market Inflation-Protection Security Credit

Interests in Other Business Organizations: Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.
For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.
A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.
Market Foreign Investment Currency Custodial and Related Investment Costs Tax

Investment Company Securities: Shares of registered investment companies. These may include Huntington Money Market Funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor. Investment company securities may also include index-based securities. Shares of most index-based securities are listed and traded on stock exchanges at market prices, although some Shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell index-based security shares. The Fund may invest up to 25% of its assets in the Interfund Shares of the Huntington Money Market Fund, pursuant to an SEC exemptive order. In addition, pursuant to new exemptive rules, the Fund may exceed the general 3, 5, 10% limits subject to certain conditions of the rules. As a shareholder of another investment company, the Fund will indirectly bear investment management fees and other fees and expenses of that other investment company, which are in addition to the management and other fees the Fund pays its own Advisor.
Market

Investment-grade Securities: Securities rated BBB or higher by Standard & Poor’s; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by the Advisor.
Market Credit

Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
Market Credit

Options on Currencies: The Fund may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Fund will own an equal amount of the underlying foreign currency. Currency options help the Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If the Fund sells a put option on a foreign currency, it will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high-grade bonds in an amount equal to the amount the Fund would be required to pay if the put is exercised.
Management Liquidity Credit Market Political Leverage Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.
Market

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate loans or interest.	Liquidity Management Market Regulatory Tax Prepayment Extension Real Estate/REIT

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.
Market Leverage

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Restricted securities may be either liquid or illiquid securities.
Liquidity Market

Securities Lending: The Fund may lend up to 33 1/3% of its total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily.
Market Liquidity Leverage

Treasury Receipts: Treasury receipts, Treasury investment growth receipts, and certificates of accrual of Treasury securities.	Market

Unit Investment Trusts: A type of investment company, registered with the SEC under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.
Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States government and some GSE securities are not. GSE securities backed by the full faith and credit of the United States government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds. GSE securities not backed by the full faith and credit of the United States government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations. Other GSE securities are not backed by the full faith and credit of the United States government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.
Market Credit

U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	Market

Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a Fund on demand.	Credit Liquidity Market

Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	Market Credit

When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.
Market Credit

Zero-Coupon Securities: Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.
Credit Market Zero Coupon Liquidity Prepayment Extension

Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in the Fund?” in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Active Trading. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

Extension Risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Custodial Services and Related Investment Costs. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk. The risk that the particular type of investment on which the Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market.

Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk. The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Mid/Small Cap Stock Risk. To the extent that the Fund invests in small-cap and mid-cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment Risk. Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Fund is available free upon request, including the following:

Statement of Additional Information (“SAI”)

The SAI dated August 31, 2007, provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonvafunds.com.

Huntington Asset Advisors, Inc., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Fund.

Edgewood Services, Inc. is the Distributor and is not affiliated with The Huntington National Bank.

To obtain the SAI and other information without charge, and to make inquiries:

Call

(800) 253-0412

Write

The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on to the Internet

You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s website contains text-only versions of The Huntington Funds’ documents.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

The Huntington Funds’ Investment Company Act registration number is 811-5010.

Cusip 446771305

[Logo of Huntington Funds]

The Huntington Funds Shareholder Services: 1-800-253-0412,

The Huntington Investment Company, Member NASD/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated: 1-800-322-4600

Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee * Not Insured By Any Government Agency

[Logo of Huntington Funds]

The Huntington Funds Shareholder Services:

1-800-253-0412

The Huntington Investment Company, Member NASD/SIPC,

a Registered Investment Advisor and a wholly-owned

subsidiary of Huntington Bancshares Incorporated:

1-800-322-4600

THE HUNTINGTON FUNDS

Huntington VA Real Strategies Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) contains information which may be of interest to investors in the Huntington VA Real Strategies Fund but which is not included in the Prospectus. This SAI is not a Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus for the Huntington VA Real Strategies Fund dated August 31, 2007. This SAI should be read together with the Prospectus. Investors may obtain a free copy of a Prospectus by calling The Huntington Funds at 800-253-0412. This document is also available on the Fund’s website at www.huntingtonvafunds.com.  Capitalized terms used but not defined in this SAI have the same meaning as set forth in the Prospectus.

August 31, 2007

TABLE OF CONTENTS

DEFINITIONS	1
HOW IS THE FUND ORGANIZED?	2
SECURITIES IN WHICH THE FUND INVESTS	3
INVESTMENT PRACTICES	5
Adjustable Rate Notes	5
American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)	5
Asset-backed Securities (Non-mortgage)	5
Common Stock	6
Convertible Securities	6
Corporate Debt (Including Bonds, Notes and Debentures)	6
Credit-Enhanced Securities	6
Defensive Investments	6
Equity Securities	7
Exchange Traded Commodity Funds (ETCFs)	7
Fixed Income Securities	7
Foreign Currency Options	7
Foreign Currency Transactions	7
Forward Foreign Currency and Foreign Currency Futures Contracts	8
Foreign Securities	9
Futures Contracts and Options on Futures Contracts	10
Index-Based Securities	12
Index Futures Contracts and Options on Index Futures Contracts	13
Inflation Protected Securities	14
Interests in Other Business Organizations	14
Money Market Instruments	14
Bank Obligations	15
Variable Rate Demand Notes	15
Money Market Mutual Funds	16
Mortgage-related Securities	16
Mortgage Pass-through Securities	17
Adjustable Rate Mortgage Securities	17
Derivative Mortgage Securities	17
Options	19
Preferred Stock	21
Real Estate Investment Trusts	21
Repurchase Agreements	21
Restricted and Illiquid Securities	21
Reverse Repurchase Agreements	22
Securities Lending	22
Securities of Other Investment Companies	22
Small Cap/Special Equity Situation Securities	23
U.S. Government Securities	24
Warrants	24
When-issued and Delayed Delivery Transactions	24
Zero-Coupon Securities	24
INVESTMENT RISKS	25
Call Risk	25
Credit (or Default) Risk	25
Currency Risk	25
Derivative Contracts Risk	26
Equity Risk	26
Extension Risk	26
Foreign Custodial Services and Related Investment Costs	26
Foreign Investment Risk	27
Index-Based Securities Risk	27
Interest Rate Risk	27
Investment Style Risk	27
Leverage Risk	27
Liquidity Risk	28
Market Risk	28
Prepayment Risk	28
Real Estate/REIT Risk	28
Security-Specific Risk	28
INVESTMENT RESTRICTIONS	29
VALUATION	30
WHO MANAGES AND PROVIDES SERVICES TO THE FUND	31
SHAREHOLDER RIGHTS	43
ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS	44
TAXES	44
DIVIDENDS AND DISTRIBUTIONS	46
PERFORMANCE INFORMATION	46
INVESTMENT RATINGS	47
ADDRESSES	51
APPENDIX	52

Definitions

For convenience, we will use the following terms throughout this SAI.

“Advisers Act”	--	Investment Advisers Act of 1940.

 “Advisor”                                         -- Huntington Asset Advisors, Inc., the Trust’s investment advisor.

“Code”	--	Internal Revenue Code of 1986, as amended.

“Distributor”                                         --Edgewood Services, Inc., the Trust’s distributor.

“Federated”--	Federated Services Company, the Trust’s sub-administrator.

“Huntington Bank”--	The Huntington National Bank, the administrator, fund accountant and custodian of the Fund.

"Independent Trustees"--	Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act.

“Interested Trustees”--	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.

“1940 Act”--	Investment Company Act of 1940.

"NRSRO"--	Nationally Recognized Statistical Ratings Organization such as Moody's Investors Service (Moody’s) or Standard & Poor's (S&P).

"Prospectus"--	The Prospectus of the Fund.

"Trust"                                         --The Huntington Funds.

HOW IS THE FUND ORGANIZED?

The Trust was originally two separate Massachusetts business trusts, The Huntington Funds, established on February 10, 1987 and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. The Trust operates 31 separate series or mutual funds: 20 retail portfolios and 11 variable annuity portfolios (the “VA Portfolios”), each with its own investment objective and strategy. This SAI relates to The Huntington VA Real Strategies Fund (the “Fund”) which was established exclusively as investment vehicle for separate accounts offered by participating insurance companies. The Fund is diversified.

Much of the information contained in this SAI expands upon subjects discussed in the Fund’s Prospectus. No investment in units of beneficial interest (“Shares”) of the Fund should be made without first reading the Fund’s Prospectus.

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following types of securities for any purpose that is consistent with the Fund’s investment goal. Following is a table that indicates which types of securities are:

P = Principal investment of the Fund; or
A = Acceptable (but not principal) investment of the Fund.

Equity Securities
Common Stocks	P
Preferred Stocks	A
Real Estate Investment Trusts	P
Warrants	A
Interests in Other Business Organizations	A
Index-Based Securities	P
Exchange-Traded Commodity Funds	P
Fixed Income Securities
Treasury Receipts	A
U.S. Treasury Obligations	A
U.S. Government Agency Securities	A
Bonds	A
Certificates of Deposit	A
Corporate Debt Securities	A
Commercial Paper	A
Demand Notes	A
Mortgage Backed Securities	A
Asset Backed Securities	A
Zero Coupon Securities	A
Bankers' Acceptances	A
Inflation-Protected Securities	P
Investment Grade Securities	A
Convertible Securities	A
Foreign Securities
American Depository Receipts	P
European Depository Receipts	A
Global Depository Receipts	A
Foreign Forward Currency Contracts	A
Foreign Exchange Contracts	A
Obligations of Supranational Agencies	A
Derivative Contracts
Call and Put Options	A
Futures Contracts	A
Options	A
Options on Currencies	A
Special Transactions
Repurchase Agreements	A
Reverse Repurchase Agreements	A
Delayed Delivery Transactions	A
Securities Lending	A
Illiquid Securities	A
Restricted Securities	A
Time Deposits	A
When-Issued Securities	A
Yankee Bonds	A
Investment Company Securities	A

INVESTMENT PRACTICES

The Prospectus discusses the principal investment strategies of the Fund. Below you will find more detail about the types of investments and investment practices permitted by the Fund, as noted in the preceding tables, including those which are not part of the Fund's principal investment strategy.

Adjustable Rate Notes

 The categories of Fixed Income Securities and Tax Exempt Securities may include "adjustable rate notes," which include variable rate notes and floating rate notes. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares.  EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  GDRs are issued globally and evidence a similar ownership arrangement.  Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.  ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more NRSROs. See the Appendix to this SAI for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor may determine that conditions in securities markets may make pursuing the Fund's principal investment strategies inconsistent with the best interests of the Fund's shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (ETCFs)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see "Options")

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called "OTC options"), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See "Foreign Currency Transactions."

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions

Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see "Forward Foreign Currency and Foreign Currency Futures Contracts"), and purchasing and selling options on foreign currencies (see "Foreign Currency Options"). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging."

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to "lock in" the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging." See "Foreign Currency Transactions."

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Fund may invest in depositary receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many of such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a "long" position) the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on debt securities is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Fund will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index-Based Securities

Index-based securities, such as Standard & Poor's Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), World Equity Benchmark Shares (“WEBS”), and Dow Jones DIAMONDS (“Diamonds”), are usually interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange. In some cases, index-based securities may be organized as open-end management investment companies that issue redeemable shares, and therefore, operate like other mutual funds (“Exchange-Traded Funds or ETFs”).

A UIT will generally issue index-based securities in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index  (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-based securities are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based securities is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based securities is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based securities is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based securities purchased or sold by the Portfolio could result in losses on index-based securities. Trading in index-based securities involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (“S&P 100”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). The Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, the Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier." The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index).  If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Money Market Instruments

Except where otherwise noted, the Fund may, for temporary defensive or liquidity purposes, invest up to 100% of its assets in money market instruments.

Commercial Paper and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, time deposits and similar securities.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETDs”), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTDs”), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Variable Rate Demand Notes

Variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, the Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days' notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

The Fund may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Other instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by  Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Money Market Mutual Funds

Except under limited circumstances or pursuant to an exemptive relief from the Securities and Exchange Commission (SEC), the Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or own more than 3% of the shares of any one fund. When the Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, the Fund may invest up to 25% of its respective total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M and insurance diversification rules as described under “Taxes” section below.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves.  Ginnie Maes are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by  GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as "CMOs." Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (“London Inter-Bank Offered Rate”) or COFI (“Cost of Funds Index”). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by the Fund in an attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. The Fund may write combinations of covered puts and calls on the same underlying security.

In general, the Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option, increases the Fund's return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which the Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which the Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price.
By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The Fund may write or purchase put and call options. All call options written must be covered.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if the Fund were to write a call option based on the Advisor's expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

The Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the OTC markets. The Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REITs’ ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller's obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust may treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

Reverse Repurchase Agreements

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities Lending

In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions selected by the Advisor and approved by the Trustees. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower.

The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of its total assets and the loan must be collateralized by cash or U.S. Government obligations.  It is the Fund’s policy to maintain collateral in an amount equal to at least 100% of the current market value of the loaned securities.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Securities of Other Investment Companies

The Funds may invest in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. The Real Strategies Fund may invest in index based ETFs that relate to real estate- or commodities-related business sectors.

The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities.  Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with the Fund’s investment strategy.  As with traditional mutual funds, index-based securities charge asset-backed fees, although these fees tend to be relatively low.  Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Small Cap/Special Equity Situation Securities

The Fund may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P Small Cap 600 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund’s investments are significant.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

Other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which the Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause the Fund to miss a desired price or yield. In addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

The Fund may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery basis. However, the Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund.  The Fund’s principal risks are described in its Prospectus.  Additional risk factors are outlined below.

Risks of ADRs and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit (or Default) Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread generally will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Derivative Contracts Risk

The use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Equity Risk

Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and period of falling prices. Often, dramatic movements in prices occur in response to reports of a company's earnings, economic statistics or other factors which affect an issuer's profitability.

To the extent that the Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Small companies tend to have limited product lines, markets or financial resources, and may be dependent on a small management group. Small company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Custodial Services and Related Investment Costs

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These risks are greater in emerging markets.

Index-Based Securities Risk

An investment in index-based securities generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.  The price of index-based securities can fluctuate up or down, and the Fund could lose money investing in index-based securities if the prices of the securities owned by the index-based security go down.  In addition, index-based securities that are exchange-traded may be subject to the following risks that do not apply to conventional funds: (i) the market price of an index-based security’s shares may trade above or below their net asset value; (ii) an active trading market for an index-based security’s shares may not develop or be maintained; or (iii) trading of an index-based security’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit-breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk

The risk that the particular type of investment on which the Fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk

Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Prepayment Risk

Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread will cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Real Estate/REIT Risk

The Fund’s investments in REITs are subject to the same risks as direct investments in real estate.  The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee any made incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding Shares of the Fund.

The Fund:

(1)
May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)
May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)
May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)
May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(8)	May not change its diversification status without shareholder approval as required by the 1940 Act.

The fundamental limitations have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted nonfundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in the Fund's nonfundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

The Real Strategies Fund may indirectly invest more than 25% of its assets in one industry indirectly through investments in index-based securities which do not concentrate in the industry.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits the Fund’s ability to borrow money prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The following are non-fundamental limitations of the Fund:

(1)	The Fund will not invest more than 15% of net assets in illiquid securities.

(2)
The following non-fundamental policies of the Fund provide that in applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry), and (c) asset-backed securities will be classified according to the underlying assets securing such securities. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. Moreover, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

State Insurance Regulations
The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by participating insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manages its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

Voting Information. As used in this SAI, a "vote of a majority of the outstanding Shares" of the Trust or Fund or a particular Class of Shares of the Trust or Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust or such Fund or such Class, or (b) 67% or more of the Shares of the Trust or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust or such Fund or such Class are represented in person or by proxy.

VALUATION

NAV is calculated as of the close of the NYSE every Monday through Friday except (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The price at which the Fund will offer or redeem Shares is the NAV per Share next determined after the order is considered received. The Trust calculates NAV for the Fund by valuing securities held based on market value.

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND

The following tables give information about Independent Trustees, Interested Trustees and the senior officers of the Trust.  Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions).  Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for its most recent fiscal year.  Please note that the information consolidates and includes historical information from their service as Trustee or Officer of the Original Trusts.  Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 5800 Corporate Drive, Pittsburgh, Pa. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 31 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds.

As of _______, 2007, the Trustees and officers as a group owned less than 1% of Shares of the Trust. (To be filed by Amendment)

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Aggregate Compensation From Fund (past fiscal year)+	Total Compensation From Trust (past calendar year)
Thomas J. Westerfield † Age: 51 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None	N/A	$34,000

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Aggregate Compensation From Fund (past fiscal year)+	Total Compensation From Trust (past calendar year)
David S. Schoedinger* Age: 64 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999	Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians). Other Directorships Held: None	N/A	$38,250

John M. Shary** Age: 76 TRUSTEE Began serving: June 1999
Principal Occupations: Retired

Previous Positions:  Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.) (1993-1997)(database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC – Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995)(research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) (technology).

Other Directorships Held:  None

		N/A	$31,500

William R. Wise** Age: 75 TRUSTEE Began serving: June 1999	Principal Occupations: Retired. Previous Positions: Corporate Director of Financial Services and Treasurer, Children's Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children's Hospital, Columbus, Ohio (1985-1989). Other Directorships Held: None	N/A	$33,750

Tadd C. Seitz Age: 65 TRUSTEE Began serving: July 2006	Principal Occupation: Retired Previous Positions: Chairman and Chief Executive Officer, The Scotts Company (June 1983 – March 1995); Interim Chief Executive Officer (February 1996 – July 1996). Other Directorships Held: None	N/A	$17,750

Mark D. Shary*** Age: 47 TRUSTEE Began serving: July 2006	Principal Occupations: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to present). Previous Position: President, Bostech Corporation (2000 – 2002). Other Directorships Held: None	N/A	$19,250

William H. Zimmer, III Age: 53 TRUSTEE Began Serving: December 2006	Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing). Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003). Other Directorships Held: None	N/A	$0
*David S. Schoedinger became Chairman of the Funds on April 30, 2003.
**      Messrs. John M. Shary and William R. Wise retired as of April 26, 2007 pursuant to the Trust’s mandatory retirement policy.
***   Family relationship: Mark D. Shary is the nephew of John M. Shary, an Independent Trustee of the Trusts.
Carl A. Nelson served as Independent Trustee from June 2006 to October 2006 and received $12,500.

+Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund’s next fiscal year.

OFFICERS**

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
B. Randolph Bateman Age: 51 PRESIDENT 41 South High Street Columbus, OH Began Serving: September 2005
Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 46 CHIEF EXECUTIVE OFFICER 1001 Liberty Avenue Pittsburgh, PA Began Serving: April 2003
Principal Occupations: Senior Vice President, Federated Securities Corp. (2007); Director of Mutual Fund Services, Federated Services Company (2003 to present); Director of Sales Administration, Federated Securities Corp. (2006 to present); President, Edgewood Services, Inc. (2004 to present); President, Southpointe Distribution Services, Inc. (2005 to present).

Previous Positions: Managing Director, Edgewood Services, Inc. (2000 to 2003); Director of Business Development, Federated Services Company (1998 to 1999); Business Manager, Mutual Fund Services, Federated Services Company (1993 to 1998); Director of Investor Relations, MNC Financial, Inc. (1991 to 1993).

David R. Carson Age: 48 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road Suite 3805 Cincinnati, OH Began Serving: September 2005
Principal Occupations: Chief Compliance Officer, and Anti-Money Laundering Officer of The Huntington Funds (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 44 VICE PRESIDENT 1001 Liberty Avenue Pittsburgh, PA Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 38 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: May 2005	Principal Occupations: Vice President – Fund Administration, BISYS Fund Services Ohio, Inc. (February 1993 to present).

**	Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD OF TRUSTEES

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	David S. Schoedinger Tadd C. Seitz John M. Shary* Mark D. Shary (Chairman) William R. Wise* William H. Zimmer, III
The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board. The Audit Committee also serves as the Qualified Legal Compliance Committee.
Two
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Compliance	Thomas J. Westerfield (Chairman) David S. Schoedinger Tadd C. Seitz John M. Shary* Mark D. Shary William R. Wise* William H. Zimmer, III
The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations including compliance with securities laws and regulations.
Two
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	David S. Schoedinger (Chairman) Tadd C. Seitz John M. Shary* Mark D. Shary William R. Wise* William H. Zimmer, III
The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees.  The Nominating Committee will consider nominees recommended by Shareholders.  The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.
Three
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Special Proxy Voting	David S. Schoedinger Tadd C. Seitz John M. Shary* Mark D. Shary William R. Wise* William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	None

BOARD OWNERSHIP OF SHARES IN THE VA PORTFOLIOS AND THE HUNTINGTON FUNDS AS OF DECEMBER 31, 2006
(1) Name of Trustee	(2) Dollar Range of Shares Owned In the VA Portfolios	(2) Dollar Range of Shares Owned in The Huntington Funds
David S. Schoedinger	None	Over $100,000
John M. Shary*	None	$50,000 - $100,000
Thomas J. Westerfield	None	$10,001 - $50,000
William R. Wise*	None	Over $100,000
Tadd C. Seitz	None	$1 - $10,001
Mark D. Shary	None	None
William H. Zimmer, III	None	None

* Messrs. John M. Shary and William R. Wise retired as of April 26, 2007 pursuant to the Trust’s mandatory retirement policy.

Investment Advisor

Huntington Asset Advisors, Inc. (Advisor) has served as investment advisor to the Trust since its creation on May 12, 2001 as part of a reorganization of the investment advisory services of Huntington Bank. The Advisor is a separate, wholly owned subsidiary of Huntington Bank.

Huntington Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”) and is deemed to be controlled by HBI. With $36 billion in assets as of December 31, 2006, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under the investment advisory agreements between the Trust and the Advisor (Investment Advisory Agreements), the Advisor, at its expense, furnishes a continuous investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act. In addition, the Advisor makes decisions consistent with the Fund's investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreements provide that the Advisor shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by the Advisor on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions on Shares of the Fund.

Because of the internal controls maintained by the Advisor to restrict the flow of non-public information, the Fund’s investments are typically made without any knowledge of the Advisor's or its affiliates' lending relationships with an issuer.

Portfolio Manager Information

Unless otherwise noted, the following information about the Fund’s Portfolio Manager is provided as of May 31, 2007. None of the other Accounts described below has an advisory fee that is based on the performance of the account.

VA Real Strategies Fund

Other Accounts Managed by Peter Sorrentino	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	77 accounts/$150,000,000
Dollar value range of Shares owned in the Fund: none.

Mr. Sorrentino is paid a fixed base salary and is eligible for cash incentives.  Base salary is determined and reviewed annually based on competition in the trust and investment management market.  The cash incentive is part of the Private Financial Group (PFG) Trust Incentive Plan (TIP).  The TIP has a monthly and quarterly award component.
•
The monthly award is based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans.  The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts.  Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12-months.  The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.

The quarterly award is a maximum percentage of the portfolio manager’s quarterly base salary, and is determined on whether he met 3 pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:  10% on the PFG division performance; 65% on the portfolio manager’s assigned Region/Business Unit performance, which is measured on income meeting projections; and 25% on individual portfolio manager meeting pre-determined performance criteria jointly established by the portfolio manager and his manager, which generally include regulatory compliance, customer service factors, sales performance, and (if applicable) management performance.  The payout on the last two components of the plan will be increased by a maximum of 20% if the portfolio manager outperforms the plans, but will be decreased by one-third increments to zero if the portfolio manager underperforms the goal.  Performance is measured and paid quarterly.

Advisor Conflicts of Interest
As a general matter, certain actual or apparent conflicts of interest may arise in connection with the portfolio manager’s management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, the management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account.  Although the Advisor does not track the time the portfolio manager spends on a single portfolio, the Advisor does periodically assess whether the portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with the Advisor’s Code of Ethics.  Finally, the Advisor has structured the portfolio manager’s compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under Rule 206(4)-6 of the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Adviser’s Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Trustees have delegated to the Advisor authority to vote proxies on the securities held in the Fund’s portfolios.  The Advisor's proxy voting policies and procedures are set forth below, and shall govern its voting of such proxies.

I.            Proxy Voting Policies

It is the policy of the Advisor to vote proxies in the best interest of the shareholders of the Trust.  The Advisor will employ an independent third party (currently Institutional Shareholder Services (“ISS”)) to (i) research all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Fund or which are required to be voted in a particular manner under applicable law), (ii) to recommend a vote according to the guidelines published by the independent third party and/or according the these Policies, and (iii) to cast a vote consistent with the recommendation of the independent third party (unless the Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below).  Proxy voting matters which pertain to the Fund for which a vote has already been cast by the Board of Trustees of the Trust, will be cast according to the vote of the independent Trustees of the Board of Trustees of the Trust.

Certain Funds may be required to vote proxies in a manner specified under the 1940 Act.  In particular, a Fund that relies on Section 12(d)(1)(F) of the 1940 Act to invest in the securities of other investment companies must vote its shares in an underlying investment company in accordance with Section 12(d)(1)(E) of the 1940 Act or Rule 12d1-3 thereunder.  With respect to those Funds that rely on Section 12(d)(1)(F), the Advisor and the independent third party will have no discretion in voting proxies and the Advisor will instruct the independent third party to vote those Fund’s proxies on underlying investment companies in the same proportion as the vote of all other holders of such securities (commonly referred to as “echo” or “mirror” voting).

The President of the Advisor will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent with, as applicable,: (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Fund, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

The Advisor may refer to the Special Proxy Voting Committee any proxy vote that would be impractical or inappropriate to resolve by following the voting recommendation of the independent third party vote.

II.           Committees

1.	Proxy Review Committee
a.
The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Fund, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

b.
The Proxy Review Committee will report, to the President of the Advisor, on a quarterly basis the results of its monitoring activities.  Any votes that appear inconsistent with these Policies will be reported to the Advisor immediately.

c.
The Proxy Review Committee will provide the Special Proxy Voting Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.

d.	The President of the Advisor will appoint the members of the Proxy Review Committee.

2.	Special Proxy Voting Committee
a.	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Fund with respect to specific votes referred by the Fund’s Advisor.
b.	The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Fund.

The Special Proxy Voting Committee will conduct its activities according to the Special Proxy Voting Committee Charter.

III.           Conflicts of Interest

The Advisor will ensure that proxy votes are voted in the Fund’s best interest and are not affected by the Advisor’s conflicts of interest.  Proxy votes cast based upon the recommendations of an independent third party will be cast according to that party’s pre-determined proxy voting policy and therefore will involve little discretion on the part of the Advisor.  For proxy votes for which the Advisor overrides the recommendation of the independent third party, the Advisor will grant voting authority to the Special Proxy Voting Committee.

IV.           Guidelines

The Advisor has adopted ISS’s proxy voting guidelines, as they may be amended by ISS from time to time, to further the interest of the Fund’s shareholders with respect to proxy voting matters.  A current summary of the pre-determined proxy voting guidelines adopted by ISS can be found at www.issproxy.com.  The Proxy Review Committee will review the ISS proxy voting guidelines no less frequently than annually to assure that votes continue to be cast in the best interest of shareholders of the Fund. Any changes in the guidelines will be communicated at least annually by the Proxy Review Committee to the Advisor’s Investment Policy Committee and the Chief Compliance Officer of the Fund.

V.           Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, the Advisor must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund securities; (iii) records of votes on behalf of the Fund; (iv) records of Fund requests for proxy voting information, and (v) any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision.  The Advisor may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained with an independent third party such as ISS, provided that the Advisor obtains an undertaking from the independent third party to provide a copy of the documents promptly upon request.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through The Huntington Funds’ website.  Go to www.huntingtonvafunds.com; select "Fund Shareholders;" then use the link to "Proxy Voting Record" and select a Fund. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Fund and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Advisor or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.  Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  All of these service providers are identified elsewhere in the Prospectus or in the Appendix to this SAI.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  These organizations are Lipper, Morningstar and Standard & Poor’s, Inc., who receive a full portfolio holdings listing each month.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  The Advisor also discloses nonpublic portfolio holdings information of the Fund no less often than monthly to Abel/Noser Corp., Bloomberg, Citigroup Global Markets Inc., Investment Company Institute, Investment Scorecard, Inc., KeyBanc Capital Markets (McDonald Inc.), Lehman Brothers, Inc., Mesirow Financial Inc., McGraw-Hill, RBC Dain Rauscher Inc., SunGard, Thomson ONE, Thomson-Vestok, Valueline, Vickers and Wilshire Associates, Inc. so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process.  The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Fund’s Chief Executive Officer or Chief Financial Officer.  Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment advisor on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Huntington Bank. The lending relationship will not be a factor in the selection of securities for the Fund.

Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisor receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by the Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, the Advisor may cause the Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

Code of Ethics
Each of the Trust, the Advisor, the Sub-Advisor and the Distributor maintain Codes of Ethics which permit Fund Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest.  Although they do permit these people to trade in securities, including those that the Trust could buy, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

Expenses

The Trust’s service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of Huntington Bank, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund’s Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders’ and Trustees’ reports and meetings and any extraordinary expenses.

Distributor

The Fund’s Distributor, Edgewood Services Inc., (“Distributor”) offers Shares on a continuous, best-efforts basis and markets the Shares to insurance companies. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and an affiliate of the Sub-Administrator.

SHAREHOLDER SERVICES

The Fund may pay financial intermediaries for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the fees that the Fund pays to financial intermediaries, the Advisor and its affiliates may pay out of their own reasonable profits and resources amounts (including items of material value) to certain financial intermediaries.  While NASD regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Advisor and its affiliates may pay out of their own resources.  You can ask your financial intermediary for information about any payments it receives from the Advisor and its affiliates for any service the financial intermediary provides.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

UNDERWRITING COMMISSIONS

No underwriting commissions are paid in connection with the sale of Fund Shares.

Custodians

Huntington Bank acts as custodian. For an annual fee of 0.026% of the Fund’s average daily net assets, Huntington Bank is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee, maintenance of bank accounts on behalf of the Fund. In addition, Huntington Bank is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

The Bank of New York is sub-custodian of the Fund’s foreign assets.

The Fund has entered into an agreement with PFPC Trust Company (“PFPC”) to lend portfolio securities for the purpose of generating additional income.  PFPC is responsible for administering each security loan, monitoring the appropriateness and adequacy of collateral, calculating fees and income and maintaining all records necessary to account for the loans.  The Advisor provides oversight of PFPC's activities.

Transfer Agent and Dividend Disbursing Agent

Unified Fund Services, Inc., Indianapolis, IN, a wholly-owned subsidiary of HBI, serves as the transfer agent and dividend disbursing agent for the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP is the independent registered public accounting firm for the Trust.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, are counsel to the Trust and Independent Trustees and will pass upon the legality of the Shares offered hereby.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established one class of Shares in the Fund.

All shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund. In accordance with current laws, it is anticipated that the participating insurance companies will request voting instructions from contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The effect of this proportional voting is that a small number of contract owners may control the outcome of a particular vote.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Fund should be directed to the Trust, c/o Unified Fund Services, Inc., P.O. Box 6110 Indianapolis, IN 46206-6110.

ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS

Shares of the Fund may be purchased, exchanged and redeemed only by contacting a participating insurance company.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases are made at NAV. If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110 Indianapolis, IN 46206-6110.

TAXES

It is intended that the Fund qualifies each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)
derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)
distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (less deductions attributable to that income) for such year, if any; and

(c)
diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund may be subject to a 4% excise tax on the under-distributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

For a discussion of the tax consequences of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earning from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 ½, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable annuity contracts held in the Fund. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not in accordance with regulations prescribed by the Treasury department, adequately diversified. Disqualification of the variable annuity contract as an annuity contract would result in immediate imposition of federal income tax on variable contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

The Fund will meet the diversification requirements if no more than 55% of the value of its assets is represented by any one investment, no more than 70% of the value of its assets is represented by any two investments, no more than 80% of the value of its assets is represented by any three investments, and no more than 90% of the value of its assets is represented by any four investments. For purposes of this rule, all securities of the same issuer, all interests in a single real estate project, and all interests in the same commodity are treated as a single investment, but each government agency or instrumentality is treated as separate issuer. Alternatively, the Fund will be treated as meeting this requirement for any quarter of its taxable year if, as of the close of such quarter, the Fund meets the diversification requirements applicable to regulated investment companies generally (described above) and no more than 55% of the value of it total assets consists of cash and cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by the Fund for the purpose of meeting the diversification test if the Fund meets certain requirements. The Fund will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Fund’s assets.  It is possible that, in order to comply with the diversification requirements, less desirable investment decisions may be made which could affect the investment performance of the Fund.

The above discussion of the federal income tax treatment of the Fund assumes that all the insurance company accounts holding Shares of the Fund are either segregated asset accounts underlying variable contacts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in the Fund if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under recently enacted Treasury regulations, if a shareholder realizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders of a regulated investment company, such as the separate accounts that own shares of the Fund, are not exempted from this filing requirement even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts.  Future guidance may provide an exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information.  Such laws and regulations may be changed by legislative, judicial or administrative action and such changes may be retroactive.  In particular, if the tax on dividends paid out of earnings previously taxed at the corporate level is reduced or eliminated, this may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund.  This change could reduce the net asset value of, and distributions made by, the Fund.  However, since Fund shares are expected to be owned in connection with variable annuity accounts, the reduction or elimination of the tax on such dividends will likely not affect the tax discussion above.

In addition, the foregoing is only a summary of some of the important federal tax considerations generally affecting holders of variable annuity contracts investing in the Fund.  No attempt is made to present herein a complete explanation of the federal income tax treatment of the Fund or of the holders of such variable contracts, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, prospective investors are urged to consult with their tax advisers with specific reference to their own tax situation, including the potential application of state, local, and (if applicable) foreign taxes.

The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

Foreign Investments

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually.

PERFORMANCE INFORMATION

Generally, the Fund will advertise average annual total returns

ERV 1
Average Annual Return = ( ) n - 1
P

In accordance with SEC guidelines, the average annual total return for each class of shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

In accordance with SEC guidelines, the yield for each class of shares of the Fund is computed by dividing the net investment income per share earned during the period by the maximum offering price

a - b
Yield = 2[ (      +1 ) (6) +1]
cd

per share on the last day of the period, according to the following formula:

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Fund is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

INVESTMENT RATINGS

The NRSROs that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody's, Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) and Thomson BankWatch, Inc. (“TBW”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

MOODY’S LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

S&P LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

FITCH LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY’S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

MOODY’S SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

TBW SHORT-TERM DEBT RATINGS
TBW  assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less. These ratings incorporate basically the same factors used for the BANKWATCH Issuer Ratings. There is one major difference, however: the Short-Term Debt Ratings put a greater emphasis on the likelihood of government support.

TBW ratings represent an assessment of the likelihood of an untimely payment of principal and interest. Important factors that may influence this assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure. The probability of government intervention stems from four primary factors:

•	Government guarantees
•	Government or quasi-government ownership or control
•	The degree of concentration in the banking system
•	Government precedent

As with the Issuer Ratings, the Short-Term Debt Ratings incorporate both qualitative and quantitative factors. The ratings are not meant to be “pass/fail” but rather to provide a relative indication of creditworthiness. Therefore, obligations rated TBW-3 are still considered investment-grade.

These Short-Term Debt Ratings can also be restricted to local currency instruments. In such cases, the ratings will be preceded by the designation LC for Local Currency. Short-Term Debt Ratings are based on the following scale and the definitions are:

TBW-1 or LC-1 - The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 or LC-2 - The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 or LC-3 - The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 or LC-4 - The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

ADDRESSES

Huntington VA Real Strategies Fund

5800 Corporate Drive
Pittsburgh, PA  15237-7010

Distributor
Edgewood Services Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Investment Advisor
Huntington Asset Advisors, Inc.
41 South High Street
Columbus, OH  43215

Custodian, Administrator and Fund Accountant
The Huntington National Bank
41 South High Street
Columbus, OH  43215

Sub-custodian for VA Real Strategies Fund
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Transfer Agent and Dividend Disbursing Agent
Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206-6110

Independent Registered Public Accounting Firm
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Sub-Administrator
Federated Services Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Fund Accountant
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

APPENDIX

The following is a list of persons other than the Advisor, affiliates of the Advisor, and the Sub-Advisor that may receive nonpublic portfolio holdings information concerning the Fund:

Custodian
State Street Bank and Trust Company

Sub-custodian
The Bank of New York

Securities Lending Agent
PFPC

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Reed Smith LLP

Sullivan & Worcester LLP

Service Providers
Lehman Brothers
Abel/Noser Corp.
BISYS Fund Services Ohio, Inc.
Citigroup Global Markets Inc.
Edgewood Services, Inc.
Federated Services Company
Investment Scorecard, Inc.
KeyBanc Capital Markets (McDonald Inc.)
Mesirow Financial Inc.
RBC Dain Rauscher Inc.
SunGard
Thomson ONE
Unified Fund Services, Inc.
Wilshire Associates, Inc.

Proxy Voting Services
Institutional Shareholder Services, Inc.
Automatic Data Processing (ADP)

Security Pricing Services
Interactive Data Corporation
Bloomberg

Ratings Agencies
Duff & Phelps
Fitch Ratings
Moody’s
S&P
Thomson BankWatch, Inc.

Performance Reporting/Publications
Bloomberg
Lipper
McGraw-Hill
Morningstar
S&P
Thomson Financial
Vickers

Other
Hartford Life Insurance Company

Transamerica Life Insurance Company

Cusip

PART C.	OTHER INFORMATION.

Item 23.	Exhibits

(a)	(i)	Conformed copy of Agreement and Declaration of Trust of the Registrant, dated April 27, 2006; (9)
	(ii)	Conformed copy of Amendment No. 1 to Agreement and Declaration of Trust of the Registrant, dated May 15, 2006; (9)
(b)	(i)	Copy of By-Laws of the Registrant, dated April 27, 2006; (9)
(c)		Conformed copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant, dated April 18, 2006, including Certificate of Amendment dated May 17, 2006; (9)
(d)	(i)
Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Index Fund and the Situs Small Cap Fund; (9)

(ii)
Conformed copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Index Fund and the Situs Small Cap Fund; (9)

(iii)
Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund; (9)

(iv)
Conformed Copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund; (9)

(v)
Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (10)

(vi)
Conformed copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (10)

(vii)
Conformed copy of Letter Agreement to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (10)

	(viii)	Conformed copy of Subadvisory Agreement dated June 23, 2006, between the Registrant, Huntington Asset Advisors, Inc. and Laffer Investments, Inc.; (9)
	(ix)	Conformed copy of Amended and Restated Exhibit 1 to Schedule A to the Investment Advisory Agreement between Registrant and Huntington Asset Advisors, Inc. (11)
(e)	(i)	Conformed copy of Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(ii)	Conformed copy of Exhibit A to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(iii)	Conformed copy of Exhibit B to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(iv)	Conformed copy of Exhibit C to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(v)	Conformed copy of Exhibit D to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(vi)	Conformed copy of Exhibit E to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(vii)	Conformed copy of Amendment to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(viii)	Conformed copy of Amended and Restated Amendment 1 to Exhibit A to the Distributors Contract between Registrant and Edgewood Services, Inc.; (11)
	(ix)	Conformed copy of Amended and Restated Amendment 1 to Exhibit B to the Distributor’s Contract between Registrant and Edgewood Services, Inc.; (11)
	(x)	Conformed copy of Amended and Restated Amendment 1 to Exhibit C to the Distributor’s Contract between Registrant and Edgewood Services, Inc.; (11)
(f)		Not applicable;
(g)	(i)	Conformed copy of Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
	(ii)	Conformed copy of Schedule A to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
	(iii)	Copy of Schedule B to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
	(iv)	Conformed copy of Amendment to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
	(v)	Conformed copy of Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(vi)	Copy of Exhibit A to Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(vii)	Conformed copy of Schedule I to Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(viii)	Conformed copy of Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(ix)	Copy of Schedule I to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(x)	Copy of Schedule II to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(xi)	Copy of Schedule III to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(xii)	Conformed copy of Appendix I to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(xiii)	Conformed copy of Sub-Custody Agreement between the Registrant, The Huntington National Bank and PFPC Trust Company dated June 23, 2006; (10)
	(xiv)	Copy of Amended and Restated Exhibit 1 to Schedule B to the Custodian Agreement between Registrant and The Huntington National Bank; (11)
	(xv)	Copy of Amended and Restated Exhibit 1 to Exhibit A to the Foreign Custody Manager Agreement between Registrant and The Bank of New York; (11)
	(xvi)	Copy of Amended and Restated Exhibit 1 to Schedule II to the Foreign Custody Agreement between Registrant and The Bank of New York; (11)
	(xvii)	Conformed copy of Custodian Agreement dated June 26, 2006 between Registrant and State Street Bank and Trust Company including Schedules A, B and C and the Remote Access Services Addendum; (11)
(h)	(i)	Conformed copy of Mutual Fund Services Agreement, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(ii)	Copy of Exhibit A to the Mutual Fund Services Agreement, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(iii)	Copy of Exhibit B to the Mutual Fund Services Agreement, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(iv)	Copy of Exhibit C to the Mutual Fund Services Agreement, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(v)	Copy of Exhibit D to the Mutual Fund Services Agreement, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(vi)	Form of Administration Agreement dated June 23, 2006, between the Registrant and Huntington National Bank; (10)
	(vii)	Copy of Investment Company Exhibit to Administration Agreement dated June 23, 2006, between the Registrant and Huntington National Bank; (10)
	(viii)	Form of Administrative Services Fee Exhibit to Administration Agreement dated June 23, 2006, between the Registrant and Huntington National Bank; (10)
	(ix)	Conformed copy of Agreement for Sub-Administrative Services, dated June 23, 2006, between the Registrant and Federated Services Company; (9)
	(x)	Copy of Investment Company Exhibit to Agreement for Sub-Administrative Services, dated June 23, 2006, between the Registrant and Federated Services Company; (9)
	(xi)	Conformed copy of Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services, dated June 23, 2006, between the Registrant and Federated Services Company; (9)
(xii)
Conformed copy of Financial Administration and Accounting Services Agreement dated December 1, 2001, including Exhibit A dated December 1, 2001 as amended April 30, 2004, and Letter of Assignment dated August 8, 2006; (9)

	(xiii)	Conformed copy of Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xiv)	Conformed copy of Amendment #1 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xv)	Conformed copy of Amendment #2 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xvi)	Conformed copy of Amendment #3 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xvii)	Conformed copy of Administrative Services Agreement between the Registrant and Huntington National Bank, dated June 23, 2006; (9)
	(xviii)	Conformed copy of Exhibit A to Administrative Services Agreement between the Registrant and Huntington National Bank, dated June 23, 2006; (9)
	(ix)	Conformed copy of Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006; (10)
(xx)
Form of Fund Participation Agreement among Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company; the Registrant; Huntington Asset Advisors, Inc.; and Edgewood Services, Inc., dated June 23, 2006, including Exhibits A through E; (10)

	xxi)	Conformed copy of Fund Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc., and Transamerica Life Insurance Company, dated June 23, 2006; (10)
	(xxii)	Copy of Amended and Restated Investment Company Exhibit 1 to Agreement for Administrative Services between The Huntington National Bank and Registrant;(11)
	(xxiii)	Copy of Amended and Restated Investment Company Exhibit 1 to Agreement for Sub-Administrative Services among Registrant, The Huntington National Bank and Federated Services Company; (11)
	(xxiv)	Conformed copy of Exhibit A to Administrative Services Agreement between Registrant and The Huntington National Bank; (11)
	(xxv)	Conformed copy of Registrant’s Shareholder Services Plan dated February 13, 2007;(11)
	(xxvi)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxvii)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxviii)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxix)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxx)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxxi)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated December 1, 2006; (11)
	(xxxii)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
(i)		Conformed copy of Opinion of Counsel as to legality of shares being offered; (7)
(j)	(i)	Conformed copy of Consent of Independent Registered Public Accounting Firm; (11)
	(ii)	Conformed copy of Consent of Counsel; (7)
(k)		Not applicable;
(l)		Conformed copy of Initial Capital Understanding; (1)
(m)	(i)	Copy of the Distribution Plan of the Registrant, dated June 23 2006; (9)
	(ii)	Copy of Exhibit A to Distribution Plan of the Registrant, dated June 23, 2006; (9)
	(iii)	Copy of Amended and Restated Exhibit 1 to Exhibit A to Registrant’s Distribution Plan; (11)
(n)	(i)	Conformed copy of Multiple Class Plan, dated June 23, 2006; (9)
	(ii)	Conformed copy of Exhibit to Multiple Class Plan, dated June 23, 2006 (9)
	(iii)	Conformed copy of Amended and restated Exhibit 1 to Registrant’s Multiple Class Plan; (11)
(o)	(i)	Conformed copy of Power of Attorney of Charles Davis, Daniel Benhase, John Shary, Thomas Westerfield, David Schoedinger and William R. Wise; (9)
	(ii)	Conformed copy of Power of Attorney of Chief Executive Officer and Vice President of the Registrant; (9)
	(iii)	Conformed copy of Power of Attorney of President of the Registrant; (9)
	(iv)	Conformed copy of Power of Attorney of the Treasurer of the Registrant; (9)
	(v)	Conformed copy of Power of Attorney of Trustee of the Registrant; (11)
	(vi)	Conformed copy of Power of Attorney of Trustee of the Registrant; (11)
	(vii)	Conformed copy of Power of Attorney of Trustee of the Registrant; (11)
(p)	(i)	Copy of Code of Ethics of Edgewood Services, Inc.; (2)
	(ii)	Copy of Code of Ethics of The Huntington Funds, dated May 4, 2006; (9)
	(iii)	Copy of Code of Ethics of Huntington Asset Advisors, Inc., dated February 1, 2006; (9)
	(iv)	Copy of Code of Ethics for Federated Investors, Inc., dated January 1, 2005, revised January 26, 2005; (9)
	(v)	Copy of Code of Ethics for Laffer Investments, Inc.; (9)
	(vi)	Copy of Code of Ethics of Huntington Asset Advisors, Inc. dated November 9, 2006;(11)
	(vii)	Copy of Code of Ethics for Laffer Investments, Inc. amended May 4, 2006; (11)

_________________________________________________________________
+	All exhibits have been filed electronically.

(1)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed April 26, 1996 (File Nos. 33-11905 and 811-5010).

(2)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 38 on Form N-1A filed February 21, 2002 (File Nos. 33-11905 and 811-5010).

(3)	Response is incorporated by reference to Registrant's Amendment No. 1 on Form N-14 filed February 3, 1998 (File Nos. 33-11905 and 811-5010).

(4)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 43 on Form N-1A filed February 2, 2004 (File Nos. 33-11905 and 811-5010).

(5)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-1A filed February 23, 2004 (File Nos. 33-11905 and 811-5010).

(6)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed April 29, 2004 (File Nos. 33-11905 and 811-5010).

(7)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 on Form N-1A filed April 29, 2005 (File Nos. 33-11905 and 811-5010).

(8)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 on Form N-1A filed April 28, 2006 (File Nos. 33-11905 and 811-5010)

(9)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 50 on Form N-1A filed August 24, 2006 (File Nos. 33-11905 and 811-5010)

(10)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-1A filed February 8, 2007 (File Nos. 33-11905 and 811-5010)

(11)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 on Form N-1A filed April 30, 2007 (File Nos. 33-11905 and 811-5010)

Item 24.	Persons Controlled by or Under Common Control with the Registrant:

None

Item 25.	Indemnification:

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant's Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts.  Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 26.	Business and Other Connections of the Investment Adviser:

Huntington Asset Advisors, Inc., (“Huntington”) serves as the investment adviser to the Registrant.  Huntington is a wholly owned subsidiary of Huntington Bancshares Incorporated (“HBI”).  Huntington conducts a variety of trust activities.  To the knowledge of the Registrant, none of the directors or executive officers of Huntington, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers also hold various positions with and engage business for HBI.

                        POSITION WITH HUNTINGTON
NAME                                                                                      ASSET ADVISORS, INC.

B. Randolph Bateman	President and Chief Investment Officer

Douglas Brooks	Senior Vice President

Kirk Mentzer	Senior Vice President

Christopher M. Rowane	Senior Vice President

Paul Koscik	Vice President

Christopher G. Cwiklinski	Vice President

Patrick J. Fraker	Vice President

Craig J. Hardy	Vice President

Madelynn Matlock	Vice President

Dr. Bernard Shinkel	Vice President

William G. Doughty	Vice President

Gustave Seasongood	Vice President

Kathy Stylarek	Vice President

Martina Cheung	Vice President

Ronald J. Corn	Secretary and Chief Compliance Officer

David Castor	Treasurer and Chief Financial Officer

Item 27.	Principal Underwriters:

(a)
Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BBH Fund, Inc., BBH Trust, Hibernia Funds, The Huntington Funds, Huntington VA Funds, MTB Group of Funds and WesMark Funds.

(b)

(1)                                                                                              (2)                                                                        (3)
Name and Principal                                                                                        Positions and Offices                                                                     Positions and Offices
 Business Address                                                                                              With Distributor                                                                             With Registrant

Charles L. Davis, Jr.	President,
5800 Corporate Drive	Edgewood Services, Inc.	--
Pittsburgh, PA 15237-7002

Thomas R. Donahue	Director and Executive	--
5800 Corporate Drive	Vice President,
Pittsburgh, PA 15237-7002	Edgewood Services, Inc.

Peter J. Germain	Director,	--
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Thomas E. Territ	Director,
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Denis McAuley II	Director and Treasurer	--
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Christine Johnston	Vice President,	--
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

C. Todd Gibson	Secretary,	--
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Lori A. Hensler	Assistant Treasurer,
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Richard A. Novak	Assistant Treasurer,
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Ned Bartley	Assistant Secretary,
5800 Corporate Drive	Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

(c)           Not applicable

Item 28.	Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                                                                              41 South High Street
Columbus, OH  43287

(Notices should be sent to the Agent for Service at the address above)

Edgewood Services, Inc.                                                    5800 Corporate Drive
("Distributor”)                                                                      Pittsburgh, PA  15237-7002

Huntington Asset Advisors, Inc.                                      41 South High Street
("Advisor")                                                                           Columbus, OH  43287

The Huntington National Bank                                         41 South High Street
("Custodian” and                                                                Columbus, OH  43287
“Administrator”)

Federated Services Company                                            Federated Investors Tower
("Sub-Administrator")                                                        1001 Liberty Avenue
Pittsburgh, PA  15222-3779

Unified Fund Services, Inc.                                               P.O. Box 6110
(“Transfer Agent and                                                         Indianapolis, IN 46206-6110
Dividend Disbursing Agent”)

BISYS Fund Services Ohio, Inc.                                        3435 Stelzer Road
(“Sub-Fund Accountant”)                                                 Suite 1000
Columbus, OH  43219

Item 29.	Management Services: Not applicable.

Item 30.	Undertakings: Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE HUNTINGTON FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 15th day of June, 2007.

THE HUNTINGTON FUNDS

BY: /s/ Alicia G. Powell
Alicia G. Powell, Secretary
June 15, 2007

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                                TITLE                                      DATE

By: /s/ Alicia G. Powell                                                                                         Attorney In FactJune 15, 2007
Alicia G. Powell                                                  For the Persons
SECRETARY                                                      Listed Below

NAME                                                                            TITLE

B. Randolph Bateman*	President
(Principal Executive Officer)

Charles L. Davis, Jr.*	Chief Executive Officer

Christopher E. Sabato*	Treasurer
(Principal Financial Officer)

George Polatas*	Vice President

David S. Schoedinger*	Trustee

Thomas J. Westerfield*	Trustee

Tadd C. Seitz*	Trustee

Mark D. Shary*	Trustee

William H. Zimmer*	Trustee

* By Power of Attorney